FOR IMMEDIATE RELEASE
Investor / Media Contact
Maria Duey
Vice President — Investor Relations
313.792.5500
maria_duey@mascohq.com
MASCO CORPORATION REPORTS 2008 RESULTS, PROVIDES 2009 FULL-YEAR GUIDANCE AND ANNOUNCES PLANNED DIVIDEND REDUCTION
  Full-Year 2008
•	Net sales from continuing operations declined 17 percent to $9.6 billion.

•	Income from continuing operations was $.18 per common share, excluding non-cash impairment charges for goodwill and other intangible assets.

•	Loss from continuing operations, as reported, was $1.08 per common share.

•	Free cash flow before dividends was approximately $560 million.

•	The Company completed the previously announced divestiture plan, generating net proceeds of $174 million.

•	The Company had over $1 billion of cash at December 31, 2008.
Taylor, Mich., (February 11, 2009) — Masco Corporation (NYSE: MAS) today reported that net sales from continuing operations for the year ended December 31, 2008 declined 17 percent to $9.6 billion compared with $11.5 billion for 2007. North American sales declined 19 percent and International sales declined six percent. In local currencies, International sales declined ten percent compared with 2007.
Results for 2008 were adversely affected by declines in North American and International markets, particularly by significantly lower sales volume to the new home construction markets, as well as a continued decline in consumer spending for home improvement products.
Income from continuing operations was $.18 per common share and $1.59 per common share for 2008 and 2007, respectively, excluding non-cash impairment charges for goodwill and other intangible assets. Including these charges, (loss) income from continuing operations, as reported, was ($382) million or ($1.08) per common share and $494 million or $1.32 per common share for the years ended December 31, 2008 and 2007, respectively.
The Company continues to focus on the rationalization of its businesses, including business consolidations, plant closures, headcount reductions, system implementations and other initiatives. During 2008 and 2007, the Company incurred costs and charges of $83 million pre-tax ($.15 per common share, after tax) and $79 million pre-tax ($.13 per common share, after tax), respectively, related to these initiatives. Since late 2006, the Company has aggressively reduced its cost structure including closing 17 manufacturing facilities, reducing headcount by over 23,000 (which represents approximately 40 percent of its North American workforce) and reducing installation branches by over 80 locations. In 2008, the Company closed six manufacturing facilities, reduced headcount by over 13,000 and reduced installation branches by 29 locations.

During 2008, the Company recognized non-cash pre-tax impairment charges for goodwill and other intangible assets (in the fourth quarter) aggregating $467 million ($1.26 per common share, after tax), non-cash, pre-tax impairment charges for financial investments aggregating $58 million ($.10 per common share, after tax) and pre-tax currency transaction losses of $31 million ($.06 per common share, after tax). During 2007, the Company recognized non-cash, pre-tax impairment charges for goodwill and other intangible assets (in the fourth quarter) aggregating $119 million ($.27 per common share, after tax), non-cash, pre-tax impairment charges for financial investments aggregating $22 million ($.04 per common share, after tax) and pre-tax currency transaction gains of $9 million ($.02 per common share, after tax).
Fourth Quarter 2008
Fourth quarter 2008 net sales from continuing operations declined 25 percent to $2.0 billion compared with $2.6 billion for the fourth quarter 2007. North American sales declined 24 percent and International sales declined 26 percent. In local currencies, International sales declined 14 percent compared with the fourth quarter of 2007.
(Loss) income from continuing operations was ($.18) per common share and $.19 per common share for the fourth quarters of 2008 and 2007, respectively, excluding non-cash impairment charges for goodwill and other intangible assets. Including these charges, loss from continuing operations, as reported, was ($508) million or ($1.45) per common share and ($31) million or ($.09) per common share for the fourth quarters of 2008 and 2007, respectively.
During the fourth quarters of 2008 and 2007, the Company incurred costs and charges of $43 million pre-tax ($.08 per common share, after tax) and $19 million pre-tax ($.03 per common share, after tax), respectively, related to the rationalization of its businesses. During the fourth quarters of 2008 and 2007, the Company recognized non-cash pre-tax impairment charges for goodwill and other intangible assets of $1.27 per common share, after tax and $.28 per common share, after tax, respectively. In addition, in the fourth quarter of 2008 the Company recognized non-cash, pre-tax impairment charges for financial investments of $28 million ($.05 per common share, after tax).
Outlook 2009
Business conditions remain difficult in the Company’s markets. The Company experienced a further significant reduction in sales of its products and services in the fourth quarter of 2008, which has continued into early 2009. Housing starts declined over 30 percent to 900,000 in 2008 from 2007. The Company estimates that 2009 housing starts will decline approximately 35 percent to a range of 550,000 to 600,000 units. The Company anticipates that consumer spending for home improvement products and demand for certain of the Company’s International products will continue to decline in the near-term.

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While the unprecedented changes in the global economic and financial market environment make forecasting future business conditions extremely difficult, the Company currently estimates that its full-year 2009 sales will decline mid-to-high teens percent compared to full-year 2008.
The Company currently estimates that its 2009 earnings will be in a range of approximately break-even to a loss of ($.30) per common share, reflecting the additional sales decline. The guidance also includes approximately $44 million pre-tax ($.08 per common share, after tax) of costs and charges for plans undertaken to further rationalize the Company’s business and system implementations but does not include any additional costs and charges that may result from the continued evaluation of the Company’s businesses or any other charges. The guidance also reflects increasingly competitive market conditions for its services and products.
The Company estimates that 2009 free cash flow (cash from operations, after capital expenditures and before dividends) will approximate $300 million.
Although the Company is confident that the long-term fundamentals for the new home construction and home improvement markets are positive, the Company expects that market conditions will be extremely challenging over the next several quarters, given the continued uncertainty in the global economic and financial markets. Accordingly, the Company will focus on liquidity preservation to ensure its ability to fund its business operations, growth opportunities that may arise and relatively modest debt maturity due in early 2010. As a result, the Company’s Management is recommending to the Board of Directors that the quarterly dividend be reduced from $.235 per common share ($.94 per common share annually) to $.075 per common share ($.30 per common share annually).
The Company believes that its financial position (including cash of over $1 billion at December 31, 2008, and its ability to generate cash flow) together with its current strategy of investing in leadership brands, innovative growth and flexible and scalable supply chains, will allow us to drive long-term growth and create value for our shareholders.
Headquartered in Taylor, Michigan, Masco Corporation is one of the world’s leading manufacturers of home improvement and building products, as well as a leading provider of services that include the installation of insulation and other building products.
The 2008 fourth quarter and full-year supplemental material including a presentation in PDF format, will be distributed after the market closes on February 11, 2009 and will be available on the Company’s Web site at www.masco.com.

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A conference call regarding items contained in this release is scheduled for Thursday, February 12, 2009 at 8:00 a.m. ET. Participants in the call are asked to register five to ten minutes prior to the scheduled start time by dialing (913) 312-0717 (confirmation #3983492). The conference call will be webcast simultaneously on the Company’s Web site at www.masco.com and supplemental material, including the financial data referred to on the call and a reconciliation of non-GAAP information provided on the call, will also be available on the Web site. A replay of the call will be available on Masco’s Web site or by phone by dialing (719) 457-0820 (replay access code #3983492) approximately two hours after the end of the call and will continue through February 19, 2009.
Masco Corporation’s press releases and other information are available through the Company’s toll free number, 1-888-MAS-NEWS, or under the Investor Relations section of Masco’s Web site at www.masco.com.
# # #
Statements contained herein, or otherwise made available, that reflect the Company’s views about its future performance may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These views involve risks and uncertainties that are difficult to predict and the Company’s results may differ materially from the results discussed in such forward-looking statements. For further information, refer to our most recent Annual Report on Form 10-K (particularly the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections) and to any subsequent Quarterly Reports on Form 10-Q, all of which are on file with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Certain of the financial and statistical data made available are non-GAAP financial measures as defined by the SEC’s Regulation G. The Company believes that such non-GAAP performance measures and ratios used in managing the business may provide users with meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States. Additional information about the Company is contained in the Company’s filings with the SEC and is available on Masco’s Web site.

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MASCO CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME — UNAUDITED
For the Three Months and Twelve Months Ended December 31, 2008 and 2007
(In Millions Except Per Common Share Data)

	Three Months Ended		Twelve Months Ended
	December 31		December 31
	2008	2007	2008	2007
Net sales	$1,979	$2,635	$9,600	$11,532
Cost of sales	1,581	1,960	7,224	8,380

Gross profit	398	675	2,376	3,152
Selling, general and administrative expenses	422	486	1,826	1,979
Impairment charges for goodwill and other intangible assets	467	119	467	119
Charge regarding litigation settlement	—	—	9	—

Operating (loss) profit	(491)	70	74	1,054
Other income (expense), net	(88)	(58)	(285)	(188)

(Loss) income from continuing operations before income taxes and minority interest	(579)	12	(211)	866
Income tax (benefit)	(75)	33	132	335

(Loss) income from continuing operations before minority interest	(504)	(21)	(343)	531
Minority interest	4	10	39	37

(Loss) income from continuing operations	(508)	(31)	(382)	494
(Loss) income from discontinued operations, net	—	(120)	(9)	(108)

Net (loss) income	$(508)	$(151)	$(391)	$386

Earnings per common share (diluted):
(Loss) income from continuing operations	$(1.45)	$(0.09)	$(1.08)	$1.32
(Loss) income from discontinued operations, net	—	(0.33)	(0.03)	(0.29)

Net (loss) income	$(1.45)	$(0.42)	$(1.11)	$1.03

Average diluted common shares outstanding	351	360	353	373

Masco Corporation
Key Financial Data As Reorted — Unaudited
Including Impairment Charges for Goodwill and Other Intangible Assets
Full-Year December 31, 2008 and 2007 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	12/31/2008	12/31/2007	Change
Net Sales	$9,600	$11,532	-17%
Operating Profit	$74	$1,054	N/A
Operating Profit % to Net Sales	0.8%	9.1%	(830	) bps

Other Income (Expense), Net	$(285)	$(188)	52%
Income Tax	$132	$335	-61%
Minority Interest	$39	$37	5%

(Loss) Income from Continuing Operations	$(382)	$494	N/A

Diluted EPS from Continuing Operations	$(1.08)	$1.32	N/A

Operating Expenses	12/31/2008	12/31/2007	Change
Cost of Sales	$7,224	$8,380	-14%
Gross Margin	24.8%	27.3%	(250	) bps
SG&A Expenses (Including GCE)	$1,835	$1,979	-7%
SG&A as a % of net sales	19.1%	17.2%	(190	) bps
General Corporate Expense (GCE)	$144	$181	-20%
General Corp Expense as a % of net sales	1.5%	1.6%	10	bps

Business Segments	12/31/2008	12/31/2007	Change
Cabinets and Related Products:
Net Sales	$2,276	$2,829	-20%
Operating Profit	$4	$336	N/A
Operating Profit % to Net Sales	0.2%	11.9%	(1,170	) bps

Plumbing Products:
Net Sales	$3,118	$3,391	-8%
Operating Profit	$94	$264	N/A
Operating Profit % to Net Sales	3.0%	7.8%	(480	) bps

Installation and Other Services:
Net Sales	$1,861	$2,615	-29%
Operating (Loss) Profit	$(46)	$176	N/A
Operating (Loss) Profit % to Net Sales	-2.5%	6.7%	(920	) bps

Decorative Architectural Products:
Net Sales	$1,629	$1,768	-8%
Operating Profit	$299	$384	N/A
Operating Profit % to Net Sales	18.4%	21.7%	(330	) bps

Other Specialty Products:
Net Sales	$716	$929	-23%
Operating (Loss) Profit	$(124)	$67	N/A
Operating (Loss) Profit % to Net Sales	-17.3%	7.2%	(2,450	) bps

Total Segment Reported:
Net Sales	$9,600	$11,532	-17%
Operating Profit	$227	$1,227	N/A
Operating Profit % to Net Sales	2.4%	10.6%	(820	) bps

Change in Key Retailer Sales	-12%	-2%

1

Masco Corporation
Key Financial Data As Reported — Unaudited
Including Impairment Charges for Goodwill and Other Intangible Assets
Full-Year December 31, 2008 and 2007 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	12/31/2008	12/31/2007	Change
North America
Net Sales	$7,482	$9,271	-19%
Operating Profit	$493	$1,008	N/A
Operating Profit % to Net Sales	6.6%	10.9%	(430	) bps

International, principally Europe
Net Sales	$2,118	$2,261	-6%
Operating (Loss) Profit	$(266)	$219	N/A
Operating (Loss) Profit % to Net Sales	-12.6%	9.7%	(2,230	) bps

Working Capital	12/31/2008	12/31/2007	Change
Receivable Days	50	49	1
Inventory Days	48	48	—
Payable Days	43	43	—
Working Capital (Receivables+Inventory-Payables)	$1,409	$1,817	-22%
Working Capital as a % of Sales (As Reported TTM*)	14.7%	15.4%	70	bps

Other	12/31/2008	12/31/2007
Dividend Payments	$336	$347
Cash Paid for Share Repurchases	$160	$857
Common Shares Repurchased	9	31

CAPEX	$200	$248

Depreciation and Amortization	$238	$248
Return on Invested Capital (As Reported TTM)	0.8%	8.6%
Return on Invested Capital (As Reconciled TTM)	5.3%	10.3%
Average diluted common shares outstanding	353	373
Average diluted common shares outstanding (January 1)	359	360

Effective Tax Rate (YTD)	62.6%	38.7%

Debt Ratio	12/31/2008	12/31/2007
Long-term Debt	$3,915	$3,966
Notes Payable	$71	$122
Total Debt	$3,986	$4,088

Shareholders’ Equity	$2,846	$4,025

Debt to Capital	58.3%	50.4%

*	- Trailing Twelve Months

2

Masco Corporation
Key Financial Data As Reported — Unaudited
Including Impairment Charges for Goodwill and Other Intangible Assets
Q4-2008 and 2007 (In Millions, Except Earnings Per Share and Working Capital Days)

Sales & Earnings	Q4 - 2008	Q4 - 2007	Change
Net Sales	$1,979	$2,635	-25%
Operating (Loss) Profit	$(491)	$70	N/A
Operating (Loss) Profit % to Net Sales	-24.8%	2.7%	(2,750	) bps

Other Income (Expense), Net	$(88)	$(58)	52%
Income Tax (Benefit)	$(75)	$33	-327%
Minority Interest	$4	$10	-60%

(Loss) from Continuing Operations	$(508)	$(31)	N/A

Diluted EPS from Continuing Operations	$(1.45)	$(0.09)	N/A

Operating Expenses	Q4 - 2008	Q4 - 2007	Change
Cost of Sales	$1,581	$1,960	-19%
Gross Margin	20.1%	25.6%	(550	) bps
SG&A Expenses (Including GCE)	$422	$486	-13%
SG&A as a % of net sales	21.3%	18.4%	(290	) bps
General Corporate Expense (GCE)	$34	$37	-8%
General Corp Expense as a % of net sales	1.7%	1.4%	30	bps

Business Segments	Q4 - 2008	Q4 - 2007	Change
Cabinets and Related Products:
Net Sales	$488	$665	-27%
Operating (Loss) Profit	$(84)	$63	N/A
Operating (Loss) Profit % to Net Sales	-17.2%	9.5%	(2,670	) bps

Plumbing Products:
Net Sales	$635	$819	-22%
Operating (Loss) Profit	$(200)	$(8)	N/A
Operating (Loss) Profit % to Net Sales	-31.5%	-1.0%	(3,050	) bps

Installation and Other Services:
Net Sales	$375	$589	-36%
Operating (Loss) Profit	$(54)	$28	N/A
Operating (Loss) Profit % to Net Sales	-14.4%	4.8%	(1,920	) bps

Decorative Architectural Products:
Net Sales	$328	$347	-5%
Operating Profit	$42	$62	N/A
Operating Profit % to Net Sales	12.8%	17.9%	(510	) bps

Other Specialty Products:
Net Sales	$153	$215	-29%
Operating (Loss) Profit	$(161)	$(38)	N/A
Operating (Loss) Profit % to Net Sales	-105.2%	-17.7%	(8,750	) bps

Total Segment Reported:
Net Sales	$1,979	$2,635	-25%
Operating (Loss) Profit	$(457)	$107	N/A
Operating (Loss) Profit % to Net Sales	-23.1%	4.1%	(2,720	) bps

Change in Key Retailer Sales	-14%	-5%
04 - 2008

3

Masco Corporation
Key Financial Data As Reported — Unaudited
Including Impairment Charges for Goodwill and Other Intangible Assets
Q4-2008 and 2007 (In Millions, Except Earnings Per Share and Working Capital Days)

Business Regions	Q4 - 2008	Q4 - 2007	Change
North America
Net Sales	$1,547	$2,048	-24%
Operating (Loss) Profit	$(49)	$60	N/A
Operating (Loss) Profit % to Net Sales	-3.2%	2.9%	(610	) bps

International, principally Europe
Net Sales	$432	$587	-26%
Operating (Loss) Profit	$(408)	$47	N/A
Operating (Loss) Profit % to Net Sales	-94.4%	8.0%	(10,240	) bps
Q4 - 2008

4

MASCO CORPORATION — 4th Quarter 2008

Page
1	Condensed Consolidated Statements of Operations — 2008 & 2007 by Quarter — Unaudited

2	Notes to Condensed Consolidated Statements of Operations — 2008 & 2007 by Quarter — Unaudited

3	2008 Quarterly Segment Data Excluding Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

4	2008 Quarterly Segment Data Including Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

5	2007 Quarterly Segment Data Excluding Net Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

6	2007 Quarterly Segment Data Including Net Costs and Charges for Business Rationalizations and Other Initiatives and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited

7	Other Income (Expense), Net — 2008 & 2007 by Quarter — Unaudited

8	Condensed Consolidated Balance Sheets — Unaudited

GAAP Reconciliations:

9	Sales Growth Excluding the Effect of Acquisitions and Currency Translation — Unaudited

10	Operating Profit and Margins — Unaudited

11	Operating Profit and Shareholders’ Equity — Unaudited

MASCO CORPORATION
Condensed Consolidated Statements of Operations
2008 & 2007 — by Quarter — Unaudited
(dollars in millions, except per share data)

	2008					2007
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- North America	$7,482	$1,547	$1,975	$2,067	$1,893	$9,271	$2,048	$2,417	$2,548	$2,258
- International, principally Europe	2,118	432	553	576	557	2,261	587	588	541	545

- Consolidated	9,600	1,979	2,528	2,643	2,450	11,532	2,635	3,005	3,089	2,803

Cost of Sales	7,224	1,581	1,880	1,943	1,820	8,380	1,960	2,155	2,198	2,067

Gross Profit	2,376	398	648	700	630	3,152	675	850	891	736
(Gross Margin as a % of Sales)	24.8%	20.1%	25.6%	26.5%	25.7%	27.3%	25.6%	28.3%	28.8%	26.3%

S,G&A Expense (before GCE & (Gain) on Sale of Corporate Fixed Assets, (Income) / Charge for Planned Disposition of Business, and Charge for Litigation Settlement)	1,682	388	417	450	427	1,806	449	435	486	436
(S,G&A Expense as a % of Sales)	17.5%	19.6%	16.5%	17.0%	17.4%	15.7%	17.0%	14.5%	15.7%	15.6%

Operating Profit (before GCE, (Gain) on Sale of Corporate Fixed Assets, (Income)/ Charge for Planned Dispostion of Business, Charge for Litigation Settlement & Impairment Charges for Goodwill and Other Intangible Assets)	694	10	231	250	203	1,346	226	415	405	300
(Operating Margin as a % of Sales)	7.2%	0.5%	9.1%	9.5%	8.3%	11.7%	8.6%	13.8%	13.1%	10.7%

- North America	555	13	193	200	149	1,127	179	346	360	242
(Margin as a % of Sales)	7.4%	0.8%	9.8%	9.7%	7.9%	12.2%	8.7%	14.3%	14.1%	10.7%
- International, principally Europe	139	(3)	38	50	54	219	47	69	45	58
(Margin as a % of Sales)	6.6%	-0.7%	6.9%	8.7%	9.7%	9.7%	8.0%	11.7%	8.3%	10.6%

General Corporate Expense (GCE), Net	144	34	32	35	43	181	37	44	49	51

S,G&A Expense as a % of Sales (Including GCE & (Gain)	19.0%	21.3%	17.8%	18.4%	19.2%	17.2%	18.4%	15.9%	17.2%	17.3%
on Sale of Corporate Fixed Assets)

(Gain) on Sale of Corporate Fixed Assets, Net	—	—	—	—	—	(8)	—	—	(5)	(3)

(Income) / Charge for Planned Disposition of Business	—	—	(6)	—	6	—	—	—	—	—

Charge for Litigation Settlement	9	—	9	—	—	—	—	—	—	—

Impairment Charges for Goodwill and Other Intangible Assets	467	467	—	—	—	119	119	—	—	—

Operating Profit (Loss) per F/S	$74	$(491)	$196	$215	$154	$1,054	$70	$371	$361	$252

(Loss) Earnings per Common Share (Diluted):

(Loss) Income from Continuing Operations	$(1.08)	$(1.45)	$0.10	$0.20	$0.05	$1.32	$(0.09)	$0.56	$0.49	$0.35

(Loss) Income from Discontinued Operations, Net	(0.03)	—	(0.01)	0.03	(0.04)	(0.29)	(0.33)	—	0.02	0.02

Net (Loss) Income	$(1.11)	$(1.45)	$0.09	$0.23	$0.01	$1.03	$(0.42)	$0.56	$0.51	$0.37

Please see page 2 for Notes.

MASCO CORPORATION
Notes to Condensed Consolidated Statements of Operations
2008 & 2007 — by Quarter — Unaudited
Notes:
–	Operating results for the fourth quarter of 2008 include non-cash impairment charges for goodwill and other intangible assets of $467 million pre-tax ($1.27 per common share, after tax).

–	Operating results for the first, second, third and fourth quarters of 2008 include costs and charges related to business rationalizations and other initiatives of $9 million pre-tax ($.02 per common share, after tax), $15 million pre-tax ($.03 per common share after tax), $16 million pre-tax ($.03 per common share, after tax) and $43 million pre-tax ($.08 per common share, after tax), respectively.

–	Income from continuing operations for the first, second, third and fourth quarters of 2008 includes non-cash impairment charges for financial investments of $26 million pre-tax ($.05 per common share, after tax), $3 million pre-tax, $1 million pre-tax and $28 million pre-tax ($.05 per common share, after tax), respectively.

–	Income (loss) from discontinued operations for the first and second quarters of 2008 includes non-cash charges for those business units that are expected to be divested at a loss of $43 million pre-tax ($.06 per common share, after tax) and $2 million pre-tax, respectively.

–	Operating results for the first, second, third and fourth quarters of 2007 include costs and charges related to business rationalizations and other initiatives of $25 million pre-tax ($.04 per common share, after tax), $23 million pre-tax ($.04 per common share, after tax), $12 million pre-tax ($.02 per common share, after tax, net of an $8 million gain from the sale of fixed assets) and $19 million pre-tax ($.03 per common share, after tax), respectively.

–	Operating results for the fourth quarter of 2007 include non-cash impairment charges for goodwill and other intangible assets of $119 million pre-tax ($.28 per common share, after tax).

–	Income (loss) from continuing operations for the second and third quarters of 2007 includes non-cash impairment charges for financial investments of $10 million pre-tax ($.02 per common share, after tax) and $12 million pre-tax ($.02 per common share, after tax), respectively.

–	Income from continuing operations for the first, second, third and fourth quarters of 2007 includes income related to financial investments of $22 million pre-tax ($.04 per common share, after tax), $7 million pre-tax ($.01 per common share, after tax), $11 million pre-tax ($.02 per common share, after tax) and $3 million pre-tax ($.01 per common share, after tax), respectively.

–	Loss from discontinued operations for the fourth quarter of 2007 includes a non-cash impairment charge for goodwill of $108 million pre-tax ($.30 per common share, after tax).

–	Per common share amounts for the four quarters of 2008 and 2007 do not total to the per common share amounts for the year, primarily due to the timing of common stock transactions.

MASCO CORPORATION
Quarterly Segment Data — 2008
Excluding Net Costs & Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets- Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,118	635	805	857	821
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,600	$1,979	$2,528	$2,643	$2,450

- North America	7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,118	432	553	576	557

- Total, as above	$9,600	$1,979	$2,528	$2,643	$2,450

Operating Profit:
- Cabinets and Related Products	$86	$(12)	$29	$40	$29
- Plumbing Products	325	19	95	109	102
- Installation and Other Services	21	3	11	8	(1)
- Decorative Architectural Products	301	42	95	90	74
- Other Specialty Products	37	(1)	17	13	8

- Total	$770	$51	$247	$260	$212

- North America	602	$38	$200	$207	$157
- International, principally Europe	168	13	47	53	55

- Total, as above	$770	$51	$247	$260	$212

General Corporate Expense (GCE), Net	137	32	32	30	43

(Gain) on Sale of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	(9)	—	(9)	—	—

Income / (Charge) for Planned Disposition of Business	—	—	6	—	(6)

Operating Profit (after GCE and Adjustments)	624	19	212	230	163

Other Income (Expense), Net	(285)	(88)	(57)	(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest	$339	$(69)	$155	$174	$79

Margins:
- Cabinets and Related Products	3.8%	-2.5%	5.0%	6.6%	4.9%
- Plumbing Products	10.4%	3.0%	11.8%	12.7%	12.4%
- Installation and Other Services	1.1%	0.8%	2.2%	1.6%	-0.2%
- Decorative Architectural Products	18.5%	12.8%	21.3%	18.9%	19.5%
- Other Specialty Products	5.2%	-0.7%	8.5%	6.7%	4.8%
- Total	8.0%	2.6%	9.8%	9.8%	8.7%

- North America	8.0%	2.5%	10.1%	10.0%	8.3%
- International, principally Europe	7.9%	3.0%	8.5%	9.2%	9.9%
- Total, as above	8.0%	2.6%	9.8%	9.8%	8.7%
Notes:

–	Data exclude discontinued operations.

–	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets, charge for litigation settlement and (income) / charge for planned disposition of a business.

–	Operating profit margins for the fourth quarter of 2008 exclude $467 million of impairment charges for goodwill and other intangible assets as follows: Cabinets and Related Products ($59 million), Plumbing Products ($203 million), Installation and Other Services ($52), and Other Specialty Products ($153 million).

–	Operating profit margins for the fourth quarter of 2008 exclude costs and charges of $43 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($13 million), Plumbing Products ($16 million), Installation and Other Services ($5 million), Other Specialty Products ($7 million), and GCE ($2 million).

–	Operating profit margins for the third quarter of 2008 exclude costs and charges of $16 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($6 million), Plumbing Products ($7 million), Installation and Other Services ($1 million), Decorative Architectural Products ($1 million), and Other Specialty Products ($1million).

–	Operating profit margins for the second quarter of 2008 exclude costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million) and GCE ($5 million).

—	Operating profit margins for the first quarter of 2008 exclude costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other - Services ($5 million).

MASCO CORPORATION
Quarterly Segment Data — 2008
Including Net Costs & Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets- Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,276	$488	$584	$608	$596
- Plumbing Products	3,118	635	805	857	821
- Installation and Other Services	1,861	375	492	508	486
- Decorative Architectural Products	1,629	328	446	476	379
- Other Specialty Products	716	153	201	194	168

- Total	$9,600	$1,979	$2,528	$2,643	$2,450

- North America	7,482	$1,547	$1,975	$2,067	$1,893
- International, principally Europe	2,118	432	553	576	557

- Total, as above	$9,600	$1,979	$2,528	$2,643	$2,450

Operating Profit:
- Cabinets and Related Products	$4	$(84)	$23	$37	$28
- Plumbing Products	94	(200)	88	107	99
- Installation and Other Services	(46)	(54)	10	4	(6)
- Decorative Architectural Products	299	42	94	89	74
- Other Specialty Products	(124)	(161)	16	13	8

- Total	$227	$(457)	$231	$250	$203

- North America	493	$(49)	$193	$200	$149
- International, principally Europe	(266)	(408)	38	50	54

- Total, as above	$227	$(457)	$231	$250	$203

General Corporate Expense (GCE), Net	144	34	32	35	43

(Gain) on Sale of Corporate Fixed Assets, Net	—	—	—	—	—

Charge for Litigation Settlement	(9)	—	(9)	—	—

Income / (Charge) for Planned Disposition of Business	—	—	6	—	(6)

Operating Profit (after GCE and Adjustments)	74	(491)	196	215	154

Other Income (Expense), Net	(285)	(88)	(57)	(56)	(84)

Income from Continuing Operations before Income Taxes and Minority Interest	$(211)	$(579)	$139	$159	$70

Margins:
- Cabinets and Related Products	0.2%	-17.2%	3.9%	6.1%	4.7%
- Plumbing Products	3.0%	-31.5%	10.9%	12.5%	12.1%
- Installation and Other Services	-2.5%	-14.4%	2.0%	0.8%	-1.2%
- Decorative Architectural Products	18.4%	12.8%	21.1%	18.7%	19.5%
- Other Specialty Products	-17.3%	-105.2%	8.0%	6.7%	4.8%
- Total	2.4%	-23.1%	9.1%	9.5%	8.3%

- North America	6.6%	-3.2%	9.8%	9.7%	7.9%
- International, principally Europe	-12.6%	-94.4%	6.9%	8.7%	9.7%
- Total, as above	2.4%	-23.1%	9.1%	9.5%	8.3%
Notes:

–	Data exclude discontinued operations.

–	Operating profit and margins by segment and geographic area are before general corporate expense, (gain) on sale of corporate fixed assets, charge for litigation settlement and (income) / charge for planned - disposition of a business.

–	Operating profit margins for the fourth quarter of 2008 include $467 million of impairment charges for goodwill and other intangible assets as follows: Cabinets and Related Products ($59 million), Plumbing Products ($203 million), Installation and Other Services ($52), and Other Specialty Products ($153 million).

–	Operating profit margins for the fourth quarter of 2008 include costs and charges of $43 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($13 million), Plumbing Products ($16 million), Installation and Other Services ($5 million), Other Specialty Products ($7 million), and GCE ($2 million).

–	Operating profit margins for the third quarter of 2008 include costs and charges of $16 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($6 million), Plumbing Products ($7 million), Installation and Other Services ($1 million), Decorative Architectural Products ($1 million), and Other Specialty Products ($1million).

–	Operating profit margins for the second quarter of 2008 include costs and charges of $15 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million) and GCE ($5 million).

–	Operating profit margins for the first quarter of 2008 include costs and charges of $9 million pre-tax for business rationalizations and other initiatives as follows: Cabinets and Related Products ($1 million), Plumbing Products ($3 million), and Installation and Other - Services ($5 million).

MASCO CORPORATION
Quarterly Segment Data — 2007
Excluding Net Costs & Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets- Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,829	$665	$736	$737	$691
- Plumbing Products	3,391	819	865	869	838
- Installation and Other Services	2,615	589	689	699	638
- Decorative Architectural Products	1,768	347	467	534	420
- Other Specialty Products	929	215	248	250	216

- Total	$11,532	$2,635	$3,005	$3,089	$2,803

- North America	$9,271	$2,048	$2,417	$2,548	$2,258
- International, principally Europe	2,261	587	588	541	545

- Total, as above	$11,532	$2,635	$3,005	$3,089	$2,803

Operating Profit:
- Cabinets and Related Products	$368	$71	$108	$107	$82
- Plumbing Products	349	66	103	97	83
- Installation and Other Services	197	34	65	62	36
- Decorative Architectural Products	385	62	114	116	93
- Other Specialty Products	119	12	36	42	29

- Total	$1,418	$245	$426	$424	$323

- North America	$1,191	$195	$356	$377	$263
- International, principally Europe	227	50	70	47	60

- Total, as above	$1,418	$245	$426	$424	$323

General Corporate Expense (GCE), Net	174	37	43	45	49

(Gain) on Sale of Corporate Fixed Assets, Net	(8)	—	—	(5)	(3)

Operating Profit (after GCE and Adjustments)	1,252	208	383	384	277

Other Income (Expense), Net	(188)	(58)	(45)	(64)	(21)

Income from Continuing Operations before Income Taxes and Minority Interest	$1,064	$150	$338	$320	$256

Margins:
- Cabinets and Related Products	13.0%	10.7%	14.7%	14.5%	11.9%
- Plumbing Products	10.3%	8.1%	11.9%	11.2%	9.9%
- Installation and Other Services	7.5%	5.8%	9.4%	8.9%	5.6%
- Decorative Architectural Products	21.8%	17.9%	24.4%	21.7%	22.1%
- Other Specialty Products	12.8%	5.6%	14.5%	16.8%	13.4%
- Total	12.3%	9.3%	14.2%	13.7%	11.5%

- North America	12.8%	9.5%	14.7%	14.8%	11.6%
- International, principally Europe	10.0%	8.5%	11.9%	8.7%	11.0%
- Total, as above	12.3%	9.3%	14.2%	13.7%	11.5%

Notes:
–	Data exclude discontinued operations.

–	Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets.

–	Operating profit margins for the fourth quarter of 2007 exclude $119 million of impairment charges for goodwill and other intangible assets as follows: Plumbing Products ($69 million) and Other Specialty Products ($50 million).

–	Operating profit margins for the fourth quarter of 2007 exclude costs and charges of $19 million pre-tax related business rationalizations and other initiatives as follows: Cabinets and Related Products ($8 million), Plumbing Products ($5 million) and Installation and Other Services ($6 million).

–	Operating profit margins for the third quarter of 2007 exclude net costs and charges of $12 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million, net of an $8 million gain from the sale of fixed assets), Plumbing Products ($3 million), Installation and Other Services ($5 million), and GCE ($1 million).

–	Operating profit margins for the second quarter of 2007 exclude costs and charges of $23 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

–	Operating profit margins for the first quarter of 2007 exclude costs and charges of $25 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Quarterly Segment Data — 2007
Including Net Costs & Charges for Business Rationalizations and Other Initiatives
and Impairment Charges for Goodwill and Other Intangible Assets — Unaudited
(dollars in millions)

	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Net Sales:
- Cabinets and Related Products	$2,829	$665	$736	$737	$691
- Plumbing Products	3,391	819	865	869	838
- Installation and Other Services	2,615	589	689	699	638
- Decorative Architectural Products	1,768	347	467	534	420
- Other Specialty Products	929	215	248	250	216

- Total	$11,532	$2,635	$3,005	$3,089	$2,803

- North America	$9,271	$2,048	$2,417	$2,548	$2,258
- International, principally Europe	2,261	587	588	541	545

- Total, as above	$11,532	$2,635	$3,005	$3,089	$2,803

Operating Profit (Loss):
- Cabinets and Related Products	$336	$63	$105	$96	$72
- Plumbing Products	264	(8)	100	95	77
- Installation and Other Services	176	28	60	58	30
- Decorative Architectural Products	384	62	114	115	93
- Other Specialty Products	67	(38)	36	41	28

- Total	$1,227	$107	$415	$405	$300

- North America	$1,008	$60	$346	$360	$242
- International, principally Europe	219	47	69	45	58

- Total, as above	$1,227	$107	$415	$405	$300

General Corporate Expense (GCE), Net	181	37	44	49	51

(Gain) on Sale of Corporate Fixed Assets, Net	(8)	—	—	(5)	(3)

Operating Profit (after GCE and Adjustments)	1,054	70	371	361	252

Other Income (Expense), Net	(188)	(58)	(45)	(64)	(21)

Income from Continuing Operations before Income Taxes and Minority Interest	$866	$12	$326	$297	$231

Margins:
- Cabinets and Related Products	11.9%	9.5%	14.3%	13.0%	10.4%
- Plumbing Products	7.8%	-1.0%	11.6%	10.9%	9.2%
- Installation and Other Services	6.7%	4.8%	8.7%	8.3%	4.7%
- Decorative Architectural Products	21.7%	17.9%	24.4%	21.5%	22.1%
- Other Specialty Products	7.2%	-17.7%	14.5%	16.4%	13.0%
- Total	10.6%	4.1%	13.8%	13.1%	10.7%

- North America	10.9%	2.9%	14.3%	14.1%	10.7%
- International, principally Europe	9.7%	8.0%	11.7%	8.3%	10.6%
- Total, as above	10.6%	4.1%	13.8%	13.1%	10.7%

Notes:
–	Data exclude discontinued operations.

–	Operating profit and margins by segment and geographic area are before general corporate expense and (gain) on sale of Corporate fixed assets.

–	Operating profit margins for the fourth quarter of 2007 include $119 million of impairment charges for goodwill and other intangible assets as follows: Plumbing Products ($69 million) and Other Specialty Products ($50 million).

–	Operating profit margins for the fourth quarter of 2007 include net costs and charges of $19 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($8 million), Plumbing Products ($5 million) and Installation and Other Services ($6 million).

–	Operating profit margins for the third quarter of 2007 include net costs and charges of $12 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($3 million, net of an $8 million gain from the sale of fixed assets), Plumbing Products ($3 million), Installation and Other Services ($5 million), and GCE ($1 million).

–	Operating profit margins for the second quarter of 2007 include costs and charges of $23 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($11 million), Plumbing Products ($2 million), Installation and Other Services ($4 million), Decorative Architectural Products ($1 million), Other Specialty Products ($1 million) and GCE ($4 million).

–	Operating profit margins for the first quarter of 2007 include costs and charges of $25 million pre-tax related to business rationalizations and other initiatives as follows: Cabinets and Related Products ($10 million), Plumbing Products ($6 million), Installation and Other Services ($6 million), Other Specialty Products ($1 million) and GCE ($2 million).

MASCO CORPORATION
Other Income (Expense), Net
2008 & 2007 — by Quarter — Unaudited
(in millions)

	2008					2007
	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1	Year	Qtr. 4	Qtr. 3	Qtr. 2	Qtr. 1
Interest Expense	$(228)	$(56)	$(59)	$(57)	$(56)	$(258)	$(61)	$(65)	$(69)	$(63)
Income from Cash and Cash Investments	22	5	6	5	6	37	8	7	8	14
Other Interest Income	2	1	1	—	—	3	1	1	1	—
Realized (Losses) Gains from Financial Investments, Net	1	1	—	3	(3)	43	3	11	7	22
Dividend Income	—	—	—	—	—	6	—	—	1	5
Impairment Charges for Financial Investments	(58)	(28)	(1)	(3)	(26)	(22)	—	(12)	(10)	—
Other, Net	(24)	(11)	(4)	(4)	(5)	3	(9)	13	(2)	1

Total Other Income (Expense), Net	$(285)	$(88)	$(57)	$(56)	$(84)	$(188)	$(58)	$(45)	$(64)	$(21)

Notes:

–	Data exclude discontinued operations.

–	Other, net, includes currency (losses) of ($11) million, ($4) million, ($4) million and ($12) million for the first, second, third and fourth quarters of 2008, respectively.

–	Other, net, includes currency gains (losses) of $3 million, $9 million and ($3) million for the second, third and fourth quarters of 2007, respectively.

MASCO CORPORATION
Condensed Consolidated Balance Sheets — Unaudited
(in millions)

	December 31,	December 31,
	2008	2007
Assets
Current Assets:
Cash and Cash Investments	$1,028	$922
Receivables	999	1,405
Inventories	941	1,126
Prepaid Expenses and Other	332	355

Total Current Assets	3,300	3,808
Property and Equipment, Net	2,136	2,367
Goodwill	3,371	3,938
Other Intangible Assets, Net	299	323
Other Assets	377	471

Total Assets	$9,483	$10,907

Liabilities
Current Liabilities:
Accounts Payable	$531	$714
Notes Payable	71	122
Accrued Liabilities	945	1,072

Total Current Liabilities	1,547	1,908
Long-Term Debt	3,915	3,966
Deferred Income Taxes and Other	1,175	1,008

Total Liabilities	6,637	6,882
Shareholders’ Equity	2,846	4,025

Total Liabilities and Shareholders’ Equity	$9,483	$10,907

MASCO CORPORATION
GAAP Reconciliation of Sales Growth
Excluding the Effect of Acquisitions and Currency Translation — Unaudited
(in millions)

	Three Months Ended
	December 31,
	2008	2007
Consolidated Net Sales, As Reported	$1,979	$2,635
- Acquisitions	(12)	—

Consolidated Net Sales, Excluding Acquisitions	$1,967	$2,635

North American Net Sales, As Reported	$1,547	$2,048
- Acquisitions	(12)	—

North American Net Sales, Excluding Acquisitions	$1,535	$2,048

International Net Sales, As Reported	$432	$582
- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	432	582
- Currency Translation	70	—

International Net Sales, Excluding Acquisitions and Currency Translation	$502	$582

	Twelve Months Ended
	December 31,
	2008	2007
Consolidated Net Sales, As Reported	$9,600	$11,532
- Acquisitions	(77)	—

Consolidated Net Sales, Excluding Acquisitions	$9,523	$11,532

North American Net Sales, As Reported	$7,482	$9,271
- Acquisitions	(77)	—

North American Net Sales, Excluding Acquisitions	$7,405	$9,271

International Net Sales, As Reported	$2,118	$2,261
- Acquisitions	—	—

International Net Sales, Excluding Acquisitions	2,118	2,261
- Currency Translation	(76)	—

International Net Sales, Excluding Acquisitions and Currency Translation	$2,042	$2,261

Notes:
-	Data exclude discontinued operations.

-	The Company presents information comparing results from one period to another excluding the results of businesses acquired in order to assess the performance of the underlying businesses and to assess to what extent acquisitions are driving growth.

-	The Company also presents information comparing results of International operations from one period to another using constant exchange rates. To present this information, current period results for foreign entities are converted into U.S. dollars using the prior period’s exchange rates, rather than exchange rates for the current period. The Company presents this information in order to assess how the underlying businesses performed in local currencies before taking into account currency fluctuations.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Margins — Unaudited
(dollars in Millions)

	Three Months Ended December 31,
	2008		2007
	$	Margin	$	Margin
Operating (Loss) Profit, As Reported	$(491)	-24.8%	$70	2.7%

Impairment Charges for Goodwill and Other Intangible Assets	467		119

Business Rationalizations and Other Initiatives	43		19

Operating Profit, As Reconciled	$19	1.0%	$208	7.9%

	Twelve Months Ended December 31,
	2008		2007
	$	Margin	$	Margin
Operating Profit, As Reported	$74	0.8%	$1,054	9.1%

Impairment Charges for Goodwill and Other Intangible Assets	467		119

Business Rationalizations and Other Initiatives	83		79

Charge for Litigation	9		—

Operating Profit, As Reconciled	$633	6.6%	$1,252	10.9%

Notes:
-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

MASCO CORPORATION
GAAP Reconciliation of Operating Profit and Shareholders’ Equity - Unaudited
(in millions)

Twelve
Months Ended
December 31,
2008
Operating Profit, As Reported	$74

Impairment Charges for Goodwill and Other Intangible Assets, Continuing Operations	467

Income Regarding Litigation Settlement (pre-tax)	9

Operating Profit, As Reconciled	$550

	Twelve Months Ended
	December 31,
	2008	2007
Shareholders’ Equity, As Reported	$2,846	$4,025

Impairment Charges for Goodwill and Other Intangible Assets (after tax)	445	208

Income Regarding Litigation Settlement (after tax)	6	—

Shareholders’ Equity, As Reconciled	$3,297	$4,233

Notes:
-	Data exclude discontinued operations.

-	The Company believes that certain non-GAAP performance measures and ratios, used in managing the business, may provide users of this financial information with additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures and ratios should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

-	This information is provided as detail for the calculation of return on invested capital (“ROIC”) which is calculated as after-tax operating profit (last twelve months, as reconciled) divided by the total of average debt (net of average cash) and average shareholders’ equity.